United States
Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2005

Nature’s Sunshine Products, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 East 1700 South

Provo, Utah  84606

(Address of principal executive offices) (Zip Code)

(801) 342-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01  Other Events.

On July 27, 2005, Nature’s Sunshine Products, Inc. issued a press release announcing a quarterly cash dividend of five cents per share of common stock payable on August 19, 2005 to shareholders of record on August 10, 2005.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)                                  The following exhibit is being furnished herewith:

99.1                           Press release issued by Nature’s Sunshine Products, Inc. dated July 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 28, 2005	By:

 NATURE’S SUNSHINE PRODUCTS, INC.

/s/ Craig D. Huff
	Name:	Craig D. Huff
	Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Number	Exhibit

99.1	Text of press release issued by Nature’s Sunshine Products, Inc. dated July 27, 2005.